UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 30, 2007

                              --------------------

                                CARLATERAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-52639                  20-4158835
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                            Science Park, Xushui Town
                          Boading City, Hebei Province
                        People's Republic of China 072550
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                (86) 312-8605508
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                 112 North Currie Street, Carson City, NV 89703
                 ----------------------------------------------
                 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director; Election of Directors

Resignation of Director

      Effective November 30, 2007, Hui Ping Cheng resigned in her capacity as the sole member of the Board of Directors (the "Board") of Carlateral, Inc. (the "Company").

Election of Directors

      As previously reported by the Company on its Schedule 14f-1 filed with the Securities and Exchange Commission (the "Commission") and mailed to the stockholders of the Company on November 19, 2007 (the "Mailing Date"), effective November 30, 2007 each of the following individuals (the "New Directors") was appointed to the Board to serve until his or her successor is chosen or upon his or her earlier death, resignation or removal as a member of the Board in accordance with the bylaws of the Company:

      Name              Age       Position
      ----              ---       --------

      Zhenyong Liu      44        Chairman, Director and Chief Executive Officer

      Xiaodong Liu      33        Director

      Fuzeng Liu        58        Director

      Chen Li           50        Director

Business Experience

Zhenyong Liu - Chairman, Director and Chief Executive Officer

      On November 30, 2007, Zhenyong Liu became a member of the Board and was appointed Chairman of the Board. Mr. Liu has also served as the Company's Chief Executive Officer since November 16, 2007. Mr. Liu also serves as Chairman of Hebei Baoding Orient Paper Milling Company Limited, a position he has held since 1996. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of Dongfang Zhiye Holding Limited ("DZHL"), which entity was acquired by our Company under the merger transaction previously reported by the Company in its Current Report on Form 8-K filed with the Commission on November 2, 2007 (the "Merger Transaction"). From 1990 to 1996, he served as Plant Director of Xinxin Paper Milling Factory. Mr. Liu served as General Manager of Xushui Town Huandong electronic appliances procurement station from 1986 to 1990 and as Vice Plant Director of Liuzhuang Casting Factory from 1982 to 1986.

Xiaodong Liu - Director

      On November 30, 2007, Xiaodong Liu became a member of the Board. Mr. Liu also serves as General Manager of Hebei Baoding Orient Paper Milling Company Limited, a position he has held since 2002. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of DZHL, which entity was acquired by our Company in the Merger Transaction. He previously was at Hebei Baoding Orient Paper Milling Company Limited from 2000 to 2002 and at Hebei Province Oil Investigation Design Institute from 1998 to 2000.

Fuzeng Liu - Director

      On November 30, 2007, Fuzeng Liu became a member of the Board. Mr. Liu also serves as Vice General Manager of Hebei Baoding Orient Paper Milling Company Limited, a position he has held since 2002. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of DZHL, which entity was acquired by our Company in the Merger Transaction. Previously, he was Deputy Secretary of Xushui Town Traffic Bureau from 1992 to 2002, Party Secretary of Xushui Town Dayin Village from 1988 to 1992, and Head of the Xushui Town Cuizhuang Village from 1984 to 1984. From 1977 to 1984, Mr. Liu served in committee office of Xushui Town. From 1970 to 1977, Mr. Liu served in the Pharmaceutical Company of Xushui Town.

Chen Li - Director

      On November 30, 2007, Chen Li became a member of the Board. Since 2005, Chen Li has also served as Deputy Secretary of the Bureau of Justice of Xushui Town. Previously, he was Deputy Secretary of Bureau of Technical Supervision of Xushui Town from 1994 to 2005, Head of the Office of Agricultural Commission of Xushui Town from 1989 to 1994, and Vice Minister of the Armed Forces of Xushui Town from 1985 to 1989. From 1979 to 1985, Mr. Li served in the army.

Related Transactions and Relationships

      Except for Zhenyong Liu, a New Director and the Chairman and Chief Executive Officer of the Company, and Xiaodong Liu, another New Director, who are brothers, there are no family relationships among the New Directors.

      None of the New Directors holds any directorships with any other reporting companies in the United States.

      Except for the change of control effected by Max Time Enterprise Limited on September 19, 2007 and the Merger Transaction discussed below, during the last two years there have been no transactions, or proposed transactions, to which our Company was or is to be a party, in which any of the New Directors (or any member of their respective immediate families) had or is to have a direct or indirect material interest.

      As previously disclosed by the Company in its Current Report on Form 8-K filed with the Commission on September 24, 2007, Max Time Enterprise Limited purchased an aggregate of 7,000,000 shares of the Company's common stock at September 19, 2007, representing, in the aggregate, 68% of the shares then issued and outstanding. A former director and officer of the Company, Hui Ping Cheng, is the sole shareholder, director and officer of Max Time Enterprise Limited.

      As part of the consideration paid in the Merger Transaction disclosed in the Company's Current Report filed November 2, 2007, the Company issued shares of its common stock on a pro rata basis to the shareholders of DZHL, as the target company acquired in the Merger Transaction. Each of New Directors Zhenyong Liu, Xiaodong Liu and Chen Li was a shareholder of DZHL and received, in the aggregate, 17,553,371 shares of the Company's common stock in the Merger Transaction, representing 43.8% of shares then issued and outstanding.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2007                     CARLATERAL, INC.


                                              By: /s/ Zhenyong Liu
                                                  ------------------------------
                                                  Name:  Zhenyong Liu
                                                  Title: Chief Executive Officer